EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 140,947,698
Monthly Profit (Loss):	$ (30,731,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	February 17, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 139,994

Cost of sales	123,603
Gross profit	16,391

Selling and administrative expenses
Selling expense	200
Warehousing and shipping	5,643
Advertising	(108)
Division administrative expense	914
MIS expense	61
Corporate administrative expense	1,084
Total selling and administrative expense	7,794

Restructuring and impairment charge	35,322
Goodwill impairment charge	-

Profit / (loss) from operations	(26,725)

Interest expense
Interest expense - outside	6,335
Capitalized interest expense	(352)
Interest expense - intercompany	156
Interest income	128
Interest income - intercompany	-
Net interest expense	6,011

Other expense
Miscellaneous	2,087
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	5,787

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	48
Miscellaneous	(467)
Total other income	(419)
Net other expense	6,206

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(38,942)

Chapter 11 reorganization expenses	6,861

Income taxes (benefit)	(15,072)

Income (loss) before extraordinary item	(30,731)

Extraordinary item - net of taxes	-

Net income (loss)	$ (30,731)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2003 to December 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,955	Senior Credit Facility	$ 445,000
Short-term investments	-	DIP Credit Agreement	89,017
Accounts receivable, net	235,494	Second Lien Facility	165,000
Total inventories	341,774	Accrued interest payable	295
Prepaid & other current assets	31,916	Accounts payable - trade	54,944
Total current assets	611,139	Accounts payable - intercompany	157,275
		Other payables and accrued liabilities	99,759
		Deferred income taxes	87,179
		Pension and other liabilities	138,477
Total investments & other assets	131,661	Total liabilities not subject to compromise	1,236,946

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	600,041	Deferred financing fees	(7,164)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,633
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,965
		Total liabilities subject to compromise	1,083,802

		Total Liabilities	2,320,748

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(748,561)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(2,248)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(977,907)
TOTAL ASSETS	$ 1,342,841	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,342,841

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (30,731)
Restructuring	36,152
Equity adjustments	(2,172)
Non-cash items
Depreciation and amortization expense	2,741
Working Capital Changes
Decrease / (increase) -- accounts receivable	19,043
Decrease / (increase) -- inventories	36,765
Decrease / (increase) -- other current assets	6,922
Decrease / (increase) -- other noncurrent assets	1,656
Increase (decrease) -- accounts payable (trade)	(8,165)
Increase (decrease) -- accounts payable (intercompany)	(9,634)
Increase (decrease) -- accrued liabilities	21,711
Increase (decrease) -- accrued interest payable	(61)
Increase (decrease) -- pension and other liabilities	(14,818)
Increase (decrease) -- deferred federal income tax	(19,138)
Total Cash Flows from Operations	$ 40,271

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(5,331)
Net proceeds from sale of assets	8
Total Cash Flows from Investing	$ (5,323)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	(32,993)
Total Cash Flows from Financing	$ (32,993)

Beginning Cash Balance	-
Change in Cash	1,955
Ending Cash Balance	$ 1,955

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 32,945,201
Federal
Payroll taxes withheld	5,320,590

Employer payroll tax contributions incurred	2,288,190	1,028,549	12/04/03
		1,338,805	12/11/03
		971,351	12/15/03
		1,367,540	12/18/03
		1,092,575	12/24/03
		976,047	12/31/03
Total Federal Taxes (1)	$ 7,608,780	$ 6,774,867
State and Local
Payroll taxes withheld
Alabama SIT	412,518	418,466	12/12/03
Arkansas SIT	-	795	12/15/03
California SIT	1,624	1,826	12/17/03
Georgia SIT	98,407	117,856	12/12/03
Illinois SIT	484	-
Indiana SIT	12,707	14,309	12/15/03
Louisiana SIT	5,115	-
Maine SIT	37,246	34,826	12/31/03
Minnesota SIT	1,476	1,907	12/17/03
Missouri SIT	420	414	12/15/03
New York SIT	60,755	60,645	12/17/03
North Carolina SIT	391,553	347,713	12/30/03
Pennsylvania SIT	154	149	12/15/03
Rhode Island SIT	146	144	12/15/03
South Carolina SIT	216,664	195,725	12/30/03
Virginia SIT	37,365	35,649	12/30/03
Delaware Co IN	417	-
Hamilton Co IN	173	-
Henry Co IN	1,361	-
Johnson Co IN	48	-
Madison Co IN	1,468	-
Marion Co IN	34	-
Washington Co IN	80	-
Randolph Co IN	186	-
Yonkers NY	10	10	12/17/03
New York City	16,609	16,704	12/17/03
Opelika AL	6,601	-

Total Payroll taxes	1,303,621	1,247,138

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	10,201	-
Arkansas SUTA	-	-
Florida SUTA	4,048	-
Georgia SUTA	48	-
Indiana SUTA	2,042	-
Louisiana SUTA	199	-
Maine SUTA	2,331	-
Minnesota SUTA	-	-
Nevada SUTA	5,757	-
New York SUTA	386	-
North Carolina SUTA	27,524	-
South Carolina SUTA	7,370	-
Virginia SUTA	604	-
Washington SUTA	45	-

Total Employer payroll tax contributions	60,555	-

Gross taxable amount for sales and use	5,106,118
Sales & Use taxes collected
Abbeville, AL	2,616	2,616	12/22/03
Alabama City/County (Greenville, Butler County, Chambers County)	18,480	18,480	12/22/03
Alabama Regulation A	15,382	15,382	12/22/03
Alabama Sales	2,451	2,451	12/22/03
Alabama Use	53,476	53,476	12/22/03
Alatax (Opelika, Valley, Henry Co, Lee Co)	10,084	10,084	12/22/03
Florida	11,925	11,925	12/22/03
Georgia	23,474	23,474	12/22/03
Indiana (Middletown)	2,082	2,082	12/30/03
Louisiana	157	157	12/22/03
New York	6,870	6,870	12/22/03
North Carolina	9,709	9,709	12/10/03
North Carolina	16,198	16,198	12/26/03
Red River Parish, Louisiana	195	195	12/22/03
South Carolina	19,194	19,194	12/22/03
Virginia Use	1,024	1,024	12/22/03

Total Sales & Use taxes paid	193,317	193,317
Property taxes		782,799	Various
Other taxes	110,096	106,647	Various

Total State and Local (1)	1,667,589	2,329,901

Total Taxes	$ 9,276,369	$ 9,104,768

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 2,591,700
Monthly Profit (Loss):	$ 3,880,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	February 17, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 5,404

Cost of sales	3,484
Gross profit	1,920

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	129
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	300

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,620

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	(1)
Interest income - intercompany	264
Net interest expense	(263)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	4,234
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	4,234
Net other expense	(4,044)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	5,927

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,047

Income (loss) before extraordinary item	3,880

Extraordinary item - net of taxes	-

Net income (loss)	$ 3,880

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2003 to December 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 33	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	5,748	Accrued interest payable	-
Total inventories	4,473	Accounts payable - trade	784
Prepaid & other current assets	3	Accounts payable - intercompany	-
Total current assets	10,257	Other payables and accrued liabilities	4,654
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	5,438

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,196	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,396
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,396

		Total Liabilities	6,834

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	69,111
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	139,671
TOTAL ASSETS	$ 146,505	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 146,505

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 3,880
Non-cash items
Depreciation and amortization expense	101
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	5,961
Decrease / (increase) -- inventories	1,804
Decrease / (increase) -- other current assets	(3)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	250
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(11,934)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 59

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(59)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (59)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 33
Change in Cash	-
Ending Cash Balance	$ 33

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 500
Federal
Payroll taxes withheld	38	38	12/02/03
Employer payroll tax contributions incurred	42	42	12/02/03
Total Federal Taxes (1)	$ 80	80
State and Local
Payroll taxes withheld	-
Employer payroll tax contributions incurred
Nevada	15	15	12/02/03

Gross taxable sales	89,042
Sales & Use taxes collected
Maine	4,452	4,452	12/15/03
Property taxes		-
Other taxes		-
Total State and Local (1)	4,467	4,467
Total Taxes	$ 4,547	$ 4,547

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	February 17, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2003 to December 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -
Federal	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Total Federal Taxes	-
State and Local	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-
Total State and Local	-
Total Taxes	$ -	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 925
Monthly Profit (Loss):	$ 175,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	February 17, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	1

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(1)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	65
Net interest expense	(65)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	205
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	205
Net other expense	(205)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	269

Chapter 11 reorganization expenses	-

Income taxes (benefit)	94

Income (loss) before extraordinary item	175

Extraordinary item - net of taxes	-

Net income (loss)	$ 175

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2003 to December 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 20	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,073	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	15,093	Other payables and accrued liabilities	181
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	181

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	181

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	14,910
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	14,912
TOTAL ASSETS	$ 15,093	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 15,093

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 175
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(12)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(167)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ (4)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	24
Change in Cash	(4)
Ending Cash Balance	$ 20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 500
Federal
Payroll taxes withheld	38	38	12/02/03
Employer payroll tax contributions incurred	42	42	12/02/03
Total Federal Taxes (1)	80	80
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred
Nevada	15	15	12/02/03
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local (1)	15	15

Total Taxes	$ 95	$ 95

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 3,295,743
Monthly Profit (Loss):	$ 255,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	February 17, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 7,596

Cost of sales	4,879
Gross profit	2,717

Selling and administrative expenses
Selling expense	1,818
Warehousing and shipping	87
Advertising	232
Division administrative expense	155
MIS expense	(82)
Corporate administrative expense	(98)
Total selling and administrative expense	2,112

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	605

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	197
Interest income	-
Interest income - intercompany	-
Net interest expense	197

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	408

Chapter 11 reorganization expenses	-

Income taxes (benefit)	153

Income (loss) before extraordinary item	255

Extraordinary item - net of taxes	-

Net income (loss)	$ 255

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2003 to December 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 584	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	39	Long-term debt classified as current	-
Accounts receivable - intercompany	1,851	Accrued interest payable	-
Total inventories	20,122	Accounts payable - trade	797
Prepaid & other current assets	790	Accounts payable - intercompany	-
Total current assets	23,386	Other payables and accrued liabilities	877
		Deferred income taxes	-
		Pension and other liabilities	14
Total investments & other assets	-	Total liabilities not subject to compromise	1,688

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	3,287	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,670
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,670

		Total Liabilities	3,358

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,359
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	23,315
TOTAL ASSETS	$ 26,673	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 26,673

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2003 to December 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 255
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	293
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	121
Decrease / (increase) -- accounts receivable (intercompany)	2,027
Decrease / (increase) -- inventories	1,616
Decrease / (increase) -- other current assets	20
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	202
Increase (decrease) -- accounts payable (intercompany)	4
Increase (decrease) -- accrued liabilities	(6,824)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ (2,286)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(57)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (57)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 2,927
Change in Cash	(2,343)
Ending Cash Balance	$ 584

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 1,079,918
Federal
Payroll taxes withheld	174,864

Employer payroll tax contributions incurred	79,550	63,628	12/03/03
		26,047	12/10/03
		85,401	12/17/03
		21,029	12/23/03
		21,773	12/26/03
Total Federal Taxes (1)	$ 254,414	$ 217,878
State and Local
Amount of payroll taxes withheld
Alabama SIT	3,967	3,155	12/12/03
Arizona SIT	109	105	12/17/03
California SIT	1,171	916	12/17/03
Connecticut	306	280	12/30/03
Delaware SIT	-	57	12/12/03
Georgia SIT	12,764	11,269	12/12/03
Massachusetts SIT	930	814	12/03/03
Minnesota SIT	1,367	1,209	12/30/03
Missouri SIT	118	-
Michigan SIT	1,566	1,247	12/11/03
New Jersey SIT	326	-
New York SIT	1,361	1,020	12/03/03
North Carolina SIT	2,303	1,868	12/30/03
Oregon SIT	1,173	808	12/30/03
Pennsylvania SIT	598	506	12/17/03
South Carolina SIT	1,793	1,555	12/30/03
Utah SIT	1,020	820	12/11/03
Virginia SIT	1,163	636	12/18/03
Wisconsin SIT	251	311	12/18/03
Aurora OH	105	-
Wilmington DE	-	26	12/15/03
Jefferson County Alabama	-	3	12/15/03
Lancaster PA	178	-

Total Payroll taxes	32,569	26,605
Amount of employer payroll tax contributions incurred
Alabama SUTA	41	-
Arizona SUTA	-	-
California SUTA	521	-
Connecticut SUTA	144	-
Delaware SUTA	-	-
Florida SUTA	90	-
Georgia SUTA	19	-
Kansas SUTA	-	-
Massachusetts SUTA	37	-
Minnesota SUTA	84	-
Missouri SUTA	-	-
Michigan SUTA	150	-
New Jersey SUTA	312	-
New York SUTA	165	-
North Carolina SUTA	78	-
Ohio SUTA	-	-
Oregon SUTA	210	-
Pennsylvania SUTA	44	-
South Carolina SUTA	110	-
Tennessee SUTA	-	-
Texas SUTA	342	-
Utah SUTA	79	-
Virginia SUTA	-	-
Wisconsin SUTA	-	-

Total Employer payroll tax contributions	2,426	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		December 1, 2003 to December 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	8,847,632
Sales & Use taxes collected
Alabama City/County (Foley, Chamber Co.)	6,607	6,607	12/22/03
Alabama Sales	32,276	32,276	12/22/03
Alabama Use	108	108	12/22/03
Alatax (Bessemer, Boaz, Valley, Marshall Co)	12,067	12,067	12/22/03
Baldwin County Alabama	8,648	8,648	12/22/03
California	52,789	52,789	12/24/03
Connecticut	13,126	13,126	12/01/03
Connecticut	11,091	11,091	12/31/03
Florida	58,139	58,139	12/22/03
Georgia	82,295	82,295	12/22/03
Jefferson County Alabama	5	5	12/18/03
Massachusetts	12,244	12,244	12/22/03
Michigan	24,345	24,345	12/15/03
Minnesota	10,327	10,327	12/22/03
New Jersey	12,991	12,991	12/22/03
New York	37,570	37,570	12/26/03
North Carolina	13,889	13,889	12/10/03
North Carolina	13,483	13,483	12/26/03
Pennsylvania	13,818	13,818	12/22/03
South Carolina	16,221	16,221	12/22/03
Tennessee (P.Forge, Lebanon, Interstate Sales)	36,063	36,063	12/22/03
Texas	66,051	66,051	12/22/03
Utah	16,671	16,671	12/01/03
Utah	13,867	13,867	12/31/03
Virginia Interstate Sales	121	121	12/22/03
Virginia Williamsburg	23,924	23,924	12/22/03

Total Sales & Use taxes paid	588,736	588,736
Property taxes		4,630	Various
Other taxes	6,725	4,329	Various

Total State and Local (1)	630,456	624,300

Total Taxes	$ 884,870	$ 842,178

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager